                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------

                                   FORM 8-K/A


                          CURRENT REPORT PURSUANT TO
          SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                             --------------------

      Date of Report (Date of Earliest Event Reported):  August 29, 1996
                                                         ---------------


                          FIRST SAVINGS BANCORP, INC.
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



      United States                   0-27098                  56-1842701
 ------------------------     ------------------------      --------------------
 (State or other juris-       (Commission File Number)      (IRS Employer
 diction of incorporation                                   Identification No.)
 or organization)




       205 S.E. Broad Street, Southern Pines, North Carolina      28387
       -------------------------------------------------------------------
       (Address of principal executive office)                  (Zip Code)



      Registrant's telephone number, including area code:  (910) 692-6222
                                                           --------------


                                Not Applicable
            -------------------------------------------------------
         (Former name or former address, if changed since last report)


                            EXHIBIT INDEX ON PAGE 4
                               PAGE 1 OF 5

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Item 4.     Changes In Registrant's Certifying Accountant.
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      (b) Deloitte & Touche LLP was the Company's independent auditor for the year ended June 30, 1996. The Company's decision to change Independent auditors was recommended by the Audit Committee and approved by the Executive Committee. As of August 29, 1996, Dixon, Odom & Co., L.L.P. has been engaged as the Company's new independent auditor, for the year ending June 30, 1997. Deloitte & Touche LLP's report on the Company's financial statements for the fiscal years ended June 30, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such years and the subsequent interim period through August 29, 1996, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of such auditor, would have caused it to make reference to the subject of such disagreement in connection with its reports. During its two most recent fiscal years and the subsequent interim period ended August 29, 1996, the Company has not consulted Dixon, Odom & Co., L.L.P. with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

      A letter from Deloitte & Touche LLP regarding its concurrence with the statements made by the Company in this current report on Form 8-K/A is attached as Exhibit (16) hereto and incorporated herein by reference.



Item 5.    Other Events.

      The Company today announced that its Board of Directors has approved a Stock Repurchase Plan. The Board of Directors' approval is not in response to any proposed transaction, and the Company is not contemplating any specific stock repurchases at the present time. The Board of Directors' approval will allow management to make repurchases without further Board action when, and if, stock repurchases are deemed prudent after receipt of any regulatory approvals which may be necessary. Stock repurchases, if any, will be made in accordance with Rule 10b-18(b) of the Regulations issued under the Securities Act of 1934.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PAGE 2 OF 5




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Item 7.     Financial Statements and Exhibits.
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(16)        Letter regarding change in certifying accountant

                                         FIRST SAVINGS BANCORP, INC.


Date: September 13, 1996             By:  /s/ William E. Samuels, Jr.
     --------------------------         --------------------------------------
                                         William E. Samuels, Jr.
                                         President and Chief Executive Officer



                                  PAGE 3 OF 5








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                                 EXHIBIT INDEX

Exhibit No.                   Description              Sequential Page No.
- -----------                   -----------              -------------------

   (16)                Letter regarding change in               5
                       certifying accountant









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